Aston Funds
Aston/MB Enhanced Equity Income Fund (the “Fund”)
Class N Shares
Supplement dated September 25, 2008
to the Prospectus dated January 9, 2008
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.
     The following information supplements the information found under “Principal Investment Strategies” on page 4 of the Prospectus:
     In addition to writing covered call options, the Fund may also use certain derivatives transactions, including buying put options on securities and securities indices, for hedging purposes or to seek total return. Put options are contracts that give the holder (buyer) of the option, in return for payment of a premium, the right, but not the obligation, to sell to the writer of the option, the security underlying the option at a specific exercise price prior to the expiration date. If a put option expires without being exercised, the Fund loses the entire premium paid.
     The following information supplements the information found under “Principal Risks of Investing in this Fund” section of the Prospectus:
     Covered Put Option Risk: Investments in covered put options involve certain risks. The Fund may lose the entire premium paid for an option if the underlying security does not decrease in value.
     Derivatives Risk: Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unable to meet its obligations, and the risk that a derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.
For more information, please call Aston Funds: 800 992-8151
or visit our Web site at www.astonfunds.com
SUP MB 908